UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2022

SHF Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40524	86-2409612
(Commission File Number)	(IRS Employer Identification No.)

10 East 53rd Street, Suite 3001

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (510) 323-2526

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	SHFS	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SHFSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As used in this Current Report on Form 8-K, unless otherwise stated or the context clearly indicates otherwise, the terms the “Company,” “Registrant,” “we,” “us” and “our” refer to the entity formerly named Northern Lights Acquisition Corp., after giving effect to the Business Combination (as defined below), and as renamed SHF Holdings, Inc.

On September 28, 2022, Northern Lights Acquisition Corp., a Delaware corporation (the “Company”), consummated the previously announced Business Combination (the “Closing”) pursuant to that certain Unit Purchase Agreement, dated February 11, 2022 (as amended by the First Amendment to the Unit Purchase Agreement dated September 19, 2022, the Second Amendment to the Unit Purchase Agreement dated September 22, 2022, and the Third Amendment to the Unit Purchase Agreement dated September 28, 2022, the “Unit Purchase Agreement”), by and among the Company, 5AK, LLC, the Company’s sponsor (the “Sponsor”), SHF, LLC d/b/a Safe Harbor Financial, a Colorado limited liability company (the “Target”), SHF Holding Co., LLC, the sole member of the Target (the “Seller”), and Partner Colorado Credit Union, the sole member of the Seller (the “Seller Parent”), whereby the Company purchased all of the issued and outstanding membership interests of the Target from the Seller.

As contemplated by the Unit Purchase Agreement and described in the section titled “Proposal No. 1 — Approval of the Business Combination” beginning on page 107 of the definitive proxy statement filed by the Company on June 10, 2022 with the Securities and Exchange Commission (the “SEC”) (as supplemented to date, the “Proxy Statement”), at the Closing: (a) the Company purchased all of the issued and outstanding membership interests of the Target in exchange for an aggregate of $185,000,000, consisting of (i) 11,386,139 shares of the Company’s Class A common stock (the “Class A Common Stock”) with an aggregate value equal to $115,000,000 and (ii) $70,000,000 in cash, $56,949,800.66 of which will be paid on a deferred basis; (b) the Company amended and restated its amended and restated certificate of incorporation (the “Charter”) to, among other matters: (i) change its name to “SHF Holdings Inc.,” (ii) expand the Company’s board of directors (the “Board”) to seven individuals divided into three classes; and (iii) remove and change certain provisions in the Charter related to the Company’s status as a blank check company; (c) all outstanding shares of Class B common stock of the Company, par value $0.0001 per share (“Founder Shares”), held by the Sponsor were converted into shares of Class A Common Stock; and (d) the Company was appointed as the managing member of the Target (the transactions referred to in clauses (a) through (d), collectively, the “Business Combination”).

As of the open of trading on September 29, 2022, the Class A Common Stock and public warrants of the Company began trading on the Nasdaq Capital Market (“Nasdaq”) as “SHFS” and “SHFSW,” respectively.

Certain terms used in this Current Report on Form 8-K have the same meaning as set forth in the Proxy Statement. This Current Report on Form 8-K contains summaries of the material terms of various agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and are qualified in their entirety by, reference to these agreements, which are included as exhibits hereto and incorporated herein by reference.

Immediately following the Business Combination, the Company’s ownership was as follows:

●	the Seller Parent owns 11,386,139 shares of the Company’s Class A Common Stock, which represents approximately 60.8% of the voting power of the Company;

●	the Sponsor and the Company’s initial officers and directors own 3,403,175 shares of the Company’s Class A Common Stock, which represents approximately 18.2% of the voting power of the Company; and

●	the Company’s public stockholders own 3,926,598 shares of the Company’s Class A Common Stock, which represents approximately 21.0% of the voting power of the Company (up to 3,804,872 of which are held by the purchasers under that certain forward purchase agreement dated June 16, 2022 by and among the Company and such purchasers).

As previously reported, simultaneously with the Closing, the Company also completed a PIPE financing, issuing and selling 20,450 shares (the “PIPE Shares”) of its Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Convertible Preferred Stock”), and 1,022,500 warrants (the “PIPE Warrants”) to certain private investors (the “PIPE Investors”), resulting in gross proceeds of $20,450,000 (the “PIPE Financing”).

Item 1.01.	Entry into a Material Definitive Agreement.

The information contained in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on September 29, 2022, as amended by the Company’s Report on Form 8-K/A filed with the SEC on September 30, 2022, is incorporated herein by reference. In addition to the material agreements described in such Form 8-K/A, the Company entered into the following additional material agreements in connection with the Closing:

Registration Rights Agreement with Seller and Seller Parent

Simultaneously with the Closing, the Company, the Seller, and the Seller Parent entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Seller and the Seller Parent may request that the Company register certain securities held by such entities, including: (i) all outstanding shares of Class A Common Stock held by the Seller or the Seller Parent immediately following the closing of the transactions contemplated by the Unit Purchase Agreement and (ii) all shares of Class A Common Stock issued to the Seller or the Seller Parent by way of any stock split, stock dividend or other distribution, recapitalization, stock exchange, stock reconstruction, amalgamation, contractual control arrangement or similar event. The material features of the Registration Rights Agreement are described in the Proxy Statement in the section titled “Proposal No. 1 – Approval of the Business Combination – The Purchase Agreement – Related Agreements” and that information is incorporated herein by reference.

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the Registration Rights Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Lock-Up Agreement with Seller and Seller Parent

Simultaneously with the Closing, the Company, the Seller, and the Seller Parent entered into a Lock-Up Agreement (the “Lock-Up Agreement”), pursuant to which, among other things, and subject to certain exceptions, the Company securities held by the Seller and the Seller Parent, as applicable, are to be locked-up for a period of six months from the date of the Closing (the “Closing Date”), and to be subject to certain restrictions on sale thereafter, in accordance with the terms set forth therein. The material features of the Lock-Up Agreement are described in the Proxy Statement in the section titled “Proposal No. 1 – Approval of the Business Combination – The Purchase Agreement – Related Agreements” and that information is incorporated herein by reference.

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the Lock-Up Agreement, which is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Non-Competition Agreement with Seller and Seller Parent

Simultaneously with the Closing, the Seller and the Seller Parent entered into a Non-Competition Agreement in favor of the Company and the Target (the “Non-Competition Agreement”), pursuant to which the Seller and the Seller Parent agreed not to offer financial services to businesses in the cannabis industry for a period of five years following the Closing. The Non-Competition Agreement contains customary geographical limitations and excludes the provision of services by the Seller Parent pursuant to that certain Loan Servicing Agreement by and between the Seller Parent and the Target and that certain Second Amended and Restated Support Services Agreement by and between the Seller Parent and the Target from the restrictions thereof. Additionally, the Non-Competition Agreement also contains certain non-solicitation provisions in favor of the Company and the Target regarding employees, consultants, customers, and supplies, as well as confidentiality provisions. The material features of the Non-Competition Agreement are described in the Proxy Statement in the section titled “Proposal No. 1 – Approval of the Business Combination – The Purchase Agreement – Related Agreements” and that information is incorporated herein by reference.

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the Non-Competition Agreement, which is included as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

On June 28, 2022, the Business Combination was approved by the stockholders of the Company at a special meeting of stockholders (the “Special Meeting”). The Business Combination was completed on September 28, 2022. In connection with the Business Combination, holders of 7,573,402 shares of Class A Common Stock exercised their right to redeem those shares for cash at an approximate price of $10.33 per share, for an aggregate of approximately $78.2 million, which was paid to such holders on the Closing Date.

The consideration paid to the Seller Parent in connection with the Business Combination consisted of an aggregate of $185,000,000, consisting of (i) 11,386,139 shares of the Company’s Class A Common Stock with an aggregate value equal to $115,000,000 and (ii) $70,000,000 in cash, $56,949,800.66 of which will be paid on a deferred basis (the “Deferred Cash Consideration”). The Deferred Cash Consideration will be paid in one payment of $21,949,800.66 on or before December 15, 2022, and the $35,000,000 balance in six equal installments of $6,416,667, payable beginning on the first business day following April 1, 2023 and on the first business day of each of the following five fiscal quarters, for a total of $38,500,002 (which amount includes 5% interest annualized using the simple interest method and an approximate 7.7% effective interest rate). Further, the Seller Parent agreed to defer $3,143,388, representing certain excess cash of the Target due to the Seller Parent under the Unit Purchase Agreement, and the reimbursement of certain reimbursable expenses under the Unit Purchase Agreement. The material terms and conditions of the Unit Purchase Agreement are described in the section entitled “Proposal No. 1 — Approval of the Business Combination” beginning on page 107 of the Proxy Statement, which are incorporated herein by reference.

In addition, as disclosed above, simultaneously with the Closing, the Company also completed the PIPE Financing, issuing and selling 20,450 PIPE Shares and 1,022,500 PIPE Warrants to the PIPE Investors, resulting in gross proceeds of $20,450,000. The Company has agreed to file a registration statement registering the resale of the PIPE Shares within 10 days of the Closing and to have such registration statement effective as soon as practicable, but in any event within 45 days (or 75 days if the SEC notifies the Company that it will review the registration statement).

Following the Closing, all of the Company’s outstanding units separated into their component parts of one share of Class A Common Stock and one-half of one warrant. Immediately after the Business Combination, there were 18,715,912 shares of Class A Common Stock, 20,450 shares of Series A Convertible Preferred Stock, and warrants to purchase 7,036,588 shares of Class A Common Stock (including 1,286,588 private placement warrants) issued and outstanding. Upon the Closing, the Class A Common Stock and the Company’s public warrants began trading on the Nasdaq Capital Market under the symbols “SHFS” and “SHFSW,” respectively.

As noted above, the per share redemption price of approximately $10.33 for holders of public shares of Class A Common Stock electing redemption was paid out of the Company’s trust account, which had a balance immediately prior to the Closing of approximately $118.7 million. Following the payment of redemptions and after giving effect to the $20.45 million PIPE Financing, the Company had approximately $61.0 million of available cash for disbursement in connection with the Business Combination.

FORM 10 INFORMATION

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements with respect to trends in the cannabis industry, including changes in U.S and state laws, rules, regulations and guidance relating to the Target’s services, the Target’s growth prospects and the Target’s market size, the Target’s projected financial and operational performance, including relative to its competitors, new product and service offerings the Target may introduce in the future, the Business Combination, the outcome of any legal proceedings that may be instituted against the Company or the Target related to the Business Combination, the ability to maintain the listing of the Company’s securities on the Nasdaq Capital Market, the price of the Company’s securities, including volatility resulting from changes in the competitive and highly regulated industry in which the Target plans to operate, variations in performance across competitors, changes in laws and regulations affecting the Target’s business and changes in the combined capital structure, the ability to implement business plans, forecasts, and other expectations following the completion of the proposed Business Combination, and identify and realize additional opportunities, and other statements regarding the Target’s and the Company’s expectations, hopes, beliefs, intentions or strategies regarding the future. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in the Company’s reports filed with the SEC, the Proxy Statement, and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the effect of the Business Combination on the Target’s or the Company’s business relationships, performance and business generally; (ii) risks that the Business Combination disrupts current plans and operations of the Target; (iii) the outcome of any legal proceedings that may be instituted against the Target or the Company related to the Business Combination; (iv) the ability to maintain the listing of the Company’s securities on Nasdaq Capital Market; (v) the price of the Company’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which the Target operates, variations in performance across competitors, changes in laws and regulations affecting the Target’s business and changes in the capital structure, and the dilutive impact of the shares issued in connection with the Business Combination, the PIPE Financing, and the terms of that certain Forward Purchase Agreement dated June 16, 2022 by and among the Company and certain purchasers; (vi) the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination, and identify and realize additional opportunities; (vii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Target operates, and the risk of changes in applicable law, rules, regulations and regulatory guidance that could adversely impact the Target’s operations; (viii) the risk that the Target and its current and future collaborators are unable to successfully develop and commercialize the Target’s products or services, or experience significant delays in doing so; (ix) the risk that the Target may not achieve or sustain profitability; (x) the risk that the Target or the Company will need to raise additional capital to execute its respective business plan, which may not be available on acceptable terms or at all; and (xi) the risk that the Target experiences difficulties in managing its growth and expanding operations.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about the Company and the Target or the date of such information in the case of information from persons other than the Company or the Target, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding the Target’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

All subsequent written and oral forward-looking statements concerning the Business Combination or other matters addressed in this Current Report on Form 8-K and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report on Form 8-K. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.

BUSINESS

The business and properties of the Company and the Target prior to the Business Combination are described in the “Information About the Company” and “Business of Safe Harbor Financial” sections of the Proxy Statement beginning on pages 152 and 162 of the Proxy Statement, respectively. The “Business of Safe Harbor Financial” section of the Proxy Statement was supplemented by the Company’s Current Report on Form 8-K filed with the SEC on September 19, 2022, and a revised “Business of Safe Harbor Financial” section was attached as Exhibit 99.4 to such report. The foregoing sections, as supplemented, are incorporated herein by reference.

RISK FACTORS

The risks associated with the Company’s and the Target’s businesses are described in the “Risk Factors” section of the Proxy Statement beginning on page 64 of the Proxy Statement. The subsections of the “Risk Factors” section of the Proxy Statement titled “Risks Related to SHF’s Business and the Post-Combination Company,” “Additional Risks Related to the Cannabis Industry,” and “Risks Related to SHF’s Organization and Structure” were supplemented by the Company’s Current Report on Form 8-K filed with the SEC on September 19, 2022, and a revised “Risk Factors” section was attached as Exhibit 99.2 to such report. The foregoing sections, as supplemented, are incorporated herein by reference.

FINANCIAL INFORMATION

Reference is made to the disclosure contained in the Proxy Statement in the sections titled “The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “SHF’s Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The “SHF’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the Proxy Statement was supplemented by the Company’s Current Report on Form 8-K filed with the SEC on September 19, 2022, and a revised “SHF’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” section was attached as Exhibit 99.6 to such report. The foregoing sections, as supplemented, are incorporated herein by reference. Reference is further made to Exhibits 99.1, 99.2, and 99.3 under Item 9.01 of this Current Report on Form 8-K, which are incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The disclosures contained in the “The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “SHF’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Proxy Statement, as supplemented by the Company’s Current Report on Form 8-K filed with the SEC on September 19, 2022, including the revised “SHF’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” section attached as Exhibit 99.6 to such report, are incorporated herein by reference. In addition, the Management’s Discussion and Analysis of Financial Condition and Results of Operations for the period ended June 30, 2022 is included as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

PROPERTIES

The facilities of the Target are described in the “Business of Safe Harbor Financial – Facilities” section of the Proxy Statement beginning on page 176 of the Proxy Statement, which is incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s Class A Common Stock immediately following the consummation of the Business Combination on September 28, 2022 by:

●	each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding ordinary shares,

●	each of our Named Executive Officers and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below will have sole voting and investment power with respect to all stock that they beneficially own, subject to applicable community property laws.

Subject to the paragraph above, the percentage ownership of issued shares is based on 18,715,912 shares of Class A Common Stock issued and outstanding as of September 28, 2022.

The beneficial ownership information below excludes the shares underlying the Company’s warrants, the PIPE Shares, and the shares expected to be issued or reserved under the Company’s 2022 Stock Incentive Plan (as defined below).

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is 10 East 53rd Street, Suite 3001, New York, New York 10022.

Name and Address of Beneficial Owner	Shares of Class A Common Stock		% of Total Voting Power(1)
Sundie Seefried	183,333	(2)	1.0%
Chris Fameree	10,000		*%
Donald Emmi	-		-
Tyler Beuerlein	-		-
John Darwin	3,627,263	(3)	19.1%
Joshua Mann	3,627,263	(3)	19.1%
Jonathan Summers	10,000		*%
Karl Racine	-		-
Jonathon F. Niehaus	-		-
Richard Carleton	-		-
Jennifer Meyers	-		-

(All Executive Officers and Directors as a Group (11 persons)):

Greater than Five Percent Holders:
Partner Colorado Credit Union	11,386,139		60.8%
5AK, LLC	3,627,263		19.1%
Midtown East Management NL LLC	1,599,496	(4)	8.5%
Verdun Investments LLC	1,180,376	(5)	6.3%
Vellar Opportunities Fund Master, Ltd.	1,025,000	(6)	5.5%

*	Less than 1%.

(1)	The percentage of beneficial ownership of the Company is calculated based on 18,715,912 shares of Class A Common Stock outstanding as of September 28, 2022. Where applicable, the percentage of beneficial ownership for each individual or entity post-Business Combination also reflects Class A Common Stock issuable upon exercise of the Sponsor’s 264,088 private warrants held by the Sponsor, which have an exercise price of $11.50 per share, and upon exercise of stock awards that will be exercisable within 60 days after the consummation of the Business Combination.
(2)	Represents incentive stock options to purchase 183,333 shares of the Company’s Class A Common Stock, which options have no expiration date and have an exercise price per share equal to the fair market value of the Company’s Class A Common Stock as of the grant date.
(3)	5AK, LLC is the record holder of the securities reported herein. John Darwin and Joshua Mann, the Company’s directors, are each a control person of the member and manager of the Sponsor, Luminous Capital USA Inc. By virtue of this relationship, Messrs. Darwin and Mann may be deemed to share beneficial ownership of the securities held of record by the Sponsor. Messrs. Darwin and Mann each disclaims any such beneficial ownership except to the extent of his respective pecuniary interest.
(4)	According to Schedule 13G filed on July 1, 2022. The business address of Midtown East Management NL LLC is One Rockefeller Plaza, 32nd Floor, New York, NY 10020.
(5)	According to Schedule 13G filed on July 7, 2022. The business address of Verdun Investments LLC is 55 Post Rd West, 2nd Floor, Westport, CT 06880.
(6)	According to Schedule 13G filed on August 11, 2022. The business address of Vellar Opportunities Fund Master, Ltd. is Solaris Avenue, Camana Bay, PO Box 1348 Grand Cayman KY1-1108, Cayman Islands.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Information with respect to the Company’s directors and executive officers immediately after the Closing is set forth in the “Management After the Business Combination” section of the Proxy Statement beginning on page 191 of the Proxy Statement, as supplemented by the Company’s Current Report on Form 8-K filed with the SEC on September 19, 2022, and Item 5.02 of this Current Report on Form 8-K and is incorporated herein by reference.

Each of Jonathon F. Niehaus, Karl Racine, Jennifer Meyers, Richard Carleton, Jonathan Summers, John Darwin, and Joshua Mann were elected, or, in the case of Messrs. Summers, Darwin, and Mann, re-elected, to serve as directors of the Company following the Business Combination. The size of the Board is seven members and shall consist of three classes of directors, with the first class consisting of Messrs. Summers and Racine with an initial term that expires at the annual meeting of stockholders held in 2025; the second class consisting of Messrs. Niehaus and Carleton and Ms. Meyers with an initial term that expires at the annual meeting of stockholders held in 2023; and the third class consisting of Messrs. Darwin and Mann with an initial term that expires at the annual meeting of stockholders held in 2024. Biographical information for these individuals is set forth in the “The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations – Directors and Officers” and “Management After the Business Combination” sections of the Proxy Statement beginning on pages 161 and 191 of the Proxy Statement, respectively, and is incorporated herein by reference.

The Board appointed Messrs. Summers, Niehaus, and Carleton to serve on the Audit Committee, with Mr. Summers serving as its chairman. The Board appointed Messrs. Carleton and Niehaus and Ms. Meyers to serve on the Compensation Committee, with Mr. Carleton serving as its chairman. The Board appointed Messrs. Racine, Summers, Niehaus, and Carleton and Ms. Meyers to serve on the Nominating and Corporate Governance Committee, with Mr. Racine serving as its chairman. Information with respect to the Company’s Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee is set forth in the section entitled “Management After the Business Combination — Committees of the Board of Directors” beginning on page 193 of the Proxy Statement and is incorporated herein by reference.

Nasdaq listing standards generally define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Company’s Board has determined that each of the directors other than Messrs. Darwin and Mann qualifies as an independent director, as defined under the listing rules of Nasdaq, and that the Board consists of a majority of “independent directors,” as defined under the rules of the SEC and Nasdaq listing rules relating to director independence requirements.

In connection with the completion of the Business Combination, Sundie Seefried was appointed to serve as the Company’s Chief Executive Officer, Chris Fameree was appointed to serve as the Chief Financial Officer, Donald Emmi was appointed to serve as Chief Legal Officer, and Tyler Beuerlein was appointed to serve as Chief Strategic Business Development Officer. Biographical information for these individuals is set forth in the “The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations – Directors and Officers” and “Management After the Business Combination” sections of the Proxy Statement beginning on pages 161 and 191 of the Proxy Statement, respectively, and is incorporated herein by reference.

EXECUTIVE COMPENSATION

The disclosures contained in the “Executive Compensation” and the “Management After the Business Combination – Post-Combination Company Executive Compensation” sections of the Proxy Statement beginning on pages 188 and 194, respectively, of the Proxy Statement are incorporated herein by reference.

At the Special Meeting, the stockholders of the Company adopted and approved the SHF Holdings, Inc. 2022 Stock Incentive Plan (the “2022 Stock Incentive Plan”), which became effective upon the Closing. The Company reserved for issuance 4,037,147 shares of Class A Common Stock pursuant to the 2022 Stock Incentive Plan. The material features of the 2022 Stock Incentive Plan are described in the “Proposal No. 6 – Approval of the Incentive Plan, Including the Authorization of the Initial Share Reserves Under the Incentive Plan” section of the Proxy Statement beginning on page 145 of the Proxy Statement, which is incorporated herein by reference.

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the 2022 Stock Incentive Plan, which is included as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The certain relationships and related party transactions of the Company and the Target are described in the “Certain Relationships and Related Person Transactions – The Company’s Related Party Transactions” and “Certain Relationships and Related Person Transactions – SHF Related Party Transactions” sections of the Proxy Statement beginning on pages 207 and 208 of the Proxy Statement, which are incorporated herein by reference.

Additionally, as described in the Proxy Statement, the Target and the Seller Parent were party to that certain loan servicing agreement dated February 11, 2022 (the “Original Loan Servicing Agreement”), which sets forth the application, underwriting, and approval process for loans from the Seller Parent to borrowers that are cannabis-related businesses and the loan servicing and monitoring responsibilities provided by the Target and the Seller Parent. On September 21, 2022, the Target and the Seller Parent entered into an amended and restated loan servicing agreement (the “Amended and Restated Loan Servicing Agreement”) to clarify certain provisions of the Original Loan Servicing Agreement. In particular, the Amended and Restated Loan Servicing Agreement was updated to include the procedures to be followed upon the default of a loan to ensure that neither the Target nor Seller Parent will take title to or possession of any cannabis-related assets, including real property, that may be collateral for a loan funded by the Seller Parent pursuant to the Amended and Restated Loan Servicing Agreement. The parties agreed to certain other non-substantive updates to the Amended and Restated Loan Servicing Agreement. The Seller Parent’s servicing fee at the annual rate of 0.25% of the then-outstanding principal balance of each loan funded by the Seller Parent remains unchanged. In addition, the Target’s obligations in the Amended and Restated Loan Servicing Agreement to indemnify the Seller Parent from all default-related loan losses (as defined in the Amended and Restated Loan Servicing Agreement) remain unchanged.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

LEGAL PROCEEDINGS

Reference is made to the disclosure regarding legal proceedings in the “Information About the Company – Legal Proceedings” section of the Proxy Statement beginning on page 156 of the Proxy Statement, which is incorporated herein by reference.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S

COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The Company’s shares of Class A Common Stock began trading on the Nasdaq Capital Market under the symbol “SHFS” and its public warrants began trading on the Nasdaq Capital Market under the symbol “SHFSW” on September 29, 2022. The Company has not paid any cash dividends on its shares of Class A Common Stock to date. It is the present intention of the Board to retain future earnings for the development, operation and expansion of its business, and the Board does not anticipate declaring or paying any cash dividends for the foreseeable future. The payment of dividends is within the discretion of the Board and will be contingent upon the Company’s future revenues and earnings, as well as its capital requirements and general financial condition.

As of the Closing, there were seven holders of record of our shares of Class A Common Stock, not including beneficial holders whose securities are held in street name.

RECENT SALES OF UNREGISTERED SECURITIES

Reference is made to the disclosure set forth under Item 3.02 of the Company’s Current Report on Form 8-K filed with the SEC on September 29, 2022 concerning the issuance of the PIPE Shares in connection with the PIPE Financing, which is incorporated herein by reference.

DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED

Descriptions of the Company’s Class A Common Stock and warrants are included in the “Description of Securities” section of the Proxy Statement beginning on page 196 of the Proxy Statement, which is incorporated herein by reference.

Series A Convertible Preferred Stock

As previously disclosed, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware in connection with the PIPE Financing. The material terms of the Series A Convertible Preferred Stock are as follows:

Dividends: Pursuant to the Certificate of Designation, except for stock dividends or distributions for which adjustments are to be made pursuant to the Certificate of Designation, holders of Series A Convertible Preferred Stock shall be entitled to receive, and the Company shall pay, dividends on shares of Series A Convertible Preferred Stock equal (on an as-if-converted-to-Class-A-Common-Stock basis) to and in the same form as dividends actually paid on shares of the Class A Common Stock when, as and if such dividends are paid on shares of the Class A Common Stock. No other dividends shall be paid on shares of Series A Convertible Preferred Stock.

Voting Rights: Pursuant to the Certificate of Designation, except as otherwise provided therein or as otherwise required by law, the Series A Convertible Preferred Stock shall have no voting rights. However, as long as any shares of Series A Convertible Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series A Convertible Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series A Convertible Preferred Stock or alter or amend the Certificate of Designation, (b) amend the Company’s second amended and restated certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series A Convertible Preferred Stock, (c) increase the number of authorized shares of Series A Convertible Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Liquidation: The Series A Convertible Preferred Stock shall rank (i) senior to all of the Class A Common Stock; (ii) senior to any class or series of capital stock of the Company specifically ranking by its terms junior to any Series A Convertible Preferred Stock (“Junior Securities”); (iii) on parity with any class or series of capital stock of the Company created specifically ranking by its terms on parity with the Series A Convertible Preferred Stock (“Parity Securities”); and (iv) junior to any class or series of capital stock of the Company hereafter created specifically ranking by its terms senior to any Series A Convertible Preferred Stock (“Senior Securities”), in each case, as to dividends or distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntarily or involuntarily. Subject to any superior liquidation rights of the holders of any Senior Securities of the Company and the rights of the Company’s existing and future creditors, upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), each holder of Series A Convertible Preferred Stock shall be entitled to be paid out of the assets of the Company legally available for distribution to stockholders, prior and in preference to any distribution of any of the assets or surplus funds of the company to the holders of the Class A Common Stock and Junior Securities and pari passu with any distribution to the holders of Parity Securities, an amount equal to the stated value for each share of Series A Convertible Preferred Stock held by such holder and an amount equal to any dividends declared but unpaid thereon, and thereafter the holders shall be entitled to receive out of the assets, whether capital or surplus, of the Company the same amount that a holder of Class A Common Stock would receive if the Series A Convertible Preferred Stock were fully converted (disregarding for such purposes any conversion limitations hereunder) to the Class A Common Stock which amounts shall be paid pari passu with all holders of Class A Common Stock.

Conversion: The Series A Convertible Preferred Stock has a stated value of $1,000 per share and will convert into shares of Class A Common Stock (the “Conversion Shares”) at a price of $10.00 per share of Class A Common Stock (the “Conversion Price”). The Conversion Price is subject to downward adjustment on each of the dates that are 10 days, 55 days, 100 days, 145 days and 190 days after the effectiveness of a registration statement registering the shares of Class A Common Stock issuable upon conversion of the PIPE Shares to the lower of the Conversion Price and the greater of (i) 80% of the volume weighted average price of the Class A Common Stock for the prior five trading days and (ii) $2.00 (the “Floor Price”); provided that, so long as a PIPE Investor continues to hold any PIPE Shares, such PIPE Investor will be entitled to receive the aggregate shares of Class A Common Stock that would be issuable based upon its initial purchase of PIPE Shares at the adjusted Conversion Price. Additionally, the Floor Price will be reduced to $1.25 if and only if the Company’s stockholders provide the approval contemplated by Nasdaq Listing Standard Rule 5635(d) with respect to the issuance of the Conversion Shares based on a reduction of the Floor Price to $1.25 (the “Requisite Stockholder Approval”); provided, however, that no holder of Conversion Shares issued prior to obtaining the Requisite Stockholder Approval will be allowed to vote such Conversion Shares for or against such proposal. Further, pursuant to the Certificate of Designation, as soon as practicable, but in any event not later than one hundred and twenty days (120) days after September 28, 2022, the Company will call a special meeting of its stockholders to obtain the Requisite Stockholder Approval for the reduction of the Floor Price to $1.25 and (ii) the Board will recommend approval of such proposal; if the Requisite Stockholder Approval is not obtained at such a meeting, the Company will call additional meetings, and the Board will make such recommendation, at least once every six (6) months thereafter until the Requisite Stockholder Approval is obtained. If the Requisite Stockholder Approval is received and, on the date that the Requisite Stockholder Approval is received, if a prior scheduled downward adjustment of the Conversion Price would have resulted in a Conversion Price lower than the prior Floor Price (the “Theoretical Adjustment Price”), then such Conversion Price shall be downwardly adjusted to the Theoretical Adjustment Price effective, automatically and without further action of the Company or any PIPE Investor, on the trading day immediately following the trading day upon which the Requisite Stockholder Approval is obtained regardless of whether a scheduled downward adjustment of the Conversion Price would have otherwise occurred on such trading day; provided, however, in no event shall the Theoretical Adjustment Price be less than $1.25.

In addition, until the Price Protection Expiration Date (as such term is defined in the Certificate of Designation), the Conversion Price is subject to adjustment for certain issuances of Class A Common Stock at a price per share less than the Conversion Price such that the Conversion Price will be adjusted to equal the price at which the new shares are issued. The Conversion Price is also subject to other customary adjustments for stock dividends, stock splits and similar corporate actions.

PIPE Warrants

The PIPE Warrants were issued in the form attached as Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the SEC on September 29, 2022, as amended by the Company’s Report on Form 8-K/A filed with the SEC on September 30, 2022, which is incorporated herein by reference. The PIPE Warrants have an exercise price of $11.50 per share of Class A Common Stock to be paid in cash (except if the shares underlying the warrants are not covered by an effective registration statement after the six-month anniversary of the closing date, in which case cashless exercise is permitted), subject to adjustment to a price equal to the greater of (i) 125% of the Conversion Price if at any time there is an adjustment to the Conversion Price and the exercise price after such adjustment is greater than 125% of the Conversion Price as adjusted and (ii) $5.00. The PIPE Warrants are also subject to adjustment for other customary adjustments for stock dividends, stock splits and similar corporate actions. The PIPE Warrants are exercisable for a period of five years following the Closing, or September 28, 2027. After exercise of a PIPE Warrant, the Company may be required to pay certain penalties if it fails to deliver the Class A Common Stock within a specified period of time.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Information about the indemnification of the Company’s directors and executive officers is set forth in the “Certain Relationships and Related Transactions – Description of our Board and Board Committees – Limitation on Liability and Indemnification of Officers and Directors” section of the Proxy Statement beginning on page 213, which is incorporated herein by reference.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

FINANCIAL STATEMENTS AND EXHIBITS

The information set forth in Exhibits 99.1, 99.2, and 99.3 under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 3.02 of the Company’s Current Report on Form 8-K filed with the SEC on September 29, 2022, as amended by the Company’s Report on Form 8-K/A filed with the SEC on September 30, 2022, regarding the PIPE Financing is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

As previously disclosed, the stockholders of the Company approved the Second Amended and Restated Certificate of Incorporation of the Company at the Special Meeting, and, on September 28, 2022, the Company filed the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Shareholder Proposal 1: the Domestication Proposal – Comparison of Shareholder Rights under Applicable Corporate Law Before and After the Domestication and Business Combination” and “ – Comparison of Shareholder Rights under the Applicable Organizational Documents Before and After the Domestication,” which is incorporated herein by reference.

The full text of the Second Amended and Restated Certificate of Incorporation is included as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 29, 2022, as amended by the Company’s Report on Form 8-K/A filed with the SEC on September 30, 2022, and is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure in the “Proposal No. 1 — Approval of the Business Combination” section of the Proxy Statement beginning on page 107 of the Proxy Statement, which is incorporated herein by reference. Further reference is made to the “Introductory Note” and the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

Immediately after giving effect to the Business Combination, there were 18,715,912 shares of Class A Common Stock outstanding. As of such time, Seller Parent and our executive officers and directors and affiliates held or controlled 79% of our outstanding shares of Class A Common Stock.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the “Management After the Business Combination” section of the Proxy Statement beginning on page 191 of the Proxy Statement, as supplemented by the Company’s Current Report on Form 8-K filed with the SEC on September 19, 2022, is incorporated by herein by reference. Further, as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on September 19, 2022, Paul Penney’s role as a consultant to the Target terminated effective as of September 30, 2022. The Target currently anticipates filling his role with other internal candidates and is undertaking a search for a replacement.

At the Special Meeting, the stockholders of the Company adopted and approved the 2022 Stock Incentive Plan, which became effective upon the Closing. The Company reserved for issuance 4,037,147 shares of Class A Common Stock pursuant to the 2022 Stock Incentive Plan. The material features of the 2022 Stock Incentive Plan are described in the “Proposal No. 6 – Approval of the Incentive Plan, Including the Authorization of the Initial Share Reserves Under the Incentive Plan” section of the Proxy Statement beginning on page 145 of the Proxy Statement, which is incorporated herein by reference.

The information contained in Item 1.01 and Item 2.01 to this Current Report on Form 8-K is also incorporated herein by reference.

Item 5.03.	Articles of Incorporation or Bylaws.

The information contained in Item 5.03 of the Company’s Current Report on Form 8-K filed with the SEC on September 29, 2022, as amended by the Company’s Report on Form 8-K/A filed with the SEC on September 30, 2022, regarding the Second Amended and Restated Certificate of Incorporation is incorporated herein by reference.

The full text of the Second Amended and Restated Certificate of Incorporation is included as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 29, 2022, as amended by the Company’s Report on Form 8-K/A filed with the SEC on September 30, 2022, and is incorporated herein by reference.

Item 5.06.	Change in Shell Company Status.

The information contained in Item 5.06 of the Company’s Current Report on Form 8-K filed with the SEC on September 29, 2022, as amended by the Company’s Report on Form 8-K/A filed with the SEC on September 30, 2022, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

In accordance with Rule 12b-23 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 12b-23”), the Target’s audited combined balance sheets as of December 31, 2021 and 2020, the related combined statements of income and comprehensive income, parent-entity net investment, and cash flows for the years then ended, and the related notes to the combined financial statements are incorporated by reference to such financial statements appearing on pages F-45 to F-65 of the Proxy Statement.

The unaudited financial statements of the Target as of June 30, 2022 and for the six months ended June 30, 2022 and 2021, together with the notes thereto, are set forth in Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated financial information of the Target as of and for the six months ended June 30, 2022 and for the year ended December 31, 2021 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

The unaudited pro forma consolidated financial information of the Company as of and for the six months ended June 30, 2022 and for the period from February 26, 2021 (inception) through December 31, 2021 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description of Exhibit
2.1†	Unit Purchase Agreement dated February 11, 2022 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 14, 2022)
2.2	First Amendment to Unit Purchase Agreement dated September 19, 2022 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 19, 2022)
2.3	Second Amendment to Unit Purchase Agreement dated September 22, 2022 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 23, 2022)
2.4	Third Amendment to Unit Purchase Agreement dated September 28, 2022 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on September 29, 2022)
3.1	Second Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 of the Company’s Current Report on Form 8-K, filed on September 29, 2022).
3.2	Certificate of Designation (incorporated by reference to Exhibit 3.2 of the Company’s Current Report on Form 8-K, filed on September 29, 2022).
3.3	Bylaws (incorporated by reference to Exhibit 3.3 to the Company’s Registration Statement on Form S-1 filed on June 2, 2021).
4.1	Warrant Agreement, dated June 23, 2021, between the Company and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on June 25, 2021).
10.1*	Registration Rights Agreement dated September 28, 2022
10.2*†	Lock-Up Agreement dated September 28, 2022
10.3*	Non-Competition Agreement dated September 28, 2022
10.4*	SHF Holdings, Inc. 2022 Stock Incentive Plan
10.5	Letter Agreement, dated June 23, 2021, among the Company, its officers and directors and 5AK, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 25, 2021).
10.6	Registration Rights Agreement, dated June 23, 2021, by and among the Company and certain securityholders (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on June 25, 2021).

10.7	Placement Unit Purchase Agreement, dated June 23, 2021, by and between the Company and the Sponsor (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on June 25, 2021).
10.8	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form S-1 filed on June 2, 2021).
10.9†	Form of Amended and Restated Securities Purchase Agreement (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K, filed on September 29, 2022).
10.10†	Form of Amended and Restated Registration Rights Agreement (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K, filed on September 29, 2022).
10.11	Form of Voting Agreement (incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K, filed on September 29, 2022).
10.12	Forward Purchase Agreement dated June 16, 2022 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on June 17, 2022).
21.1*	Subsidiaries of the Company
99.1*	Unaudited financial statements of SHF, LLC d/b/a Safe Harbor Financial as of and for the periods ending June 30, 2022.
99.2*	Unaudited pro forma financial statements.
99.3*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of SHF, LLC d/b/a Safe Harbor Financial for the periods ending June 30, 2022.

* Filed herewith.

† Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHF HOLDINGS, INC.

Date: October 4, 2022	By:	/s/ Chris Fameree
Chris Fameree
Chief Financial Officer